UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 4, 2009

                         Berthel Growth & Income Trust I
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Iowa                       33-89506                      52-1915821
 ----------------------      ----------------------                  -------
(State of Incorporation)    (Commission File Number)                (IRS No.)

                          701 Tama Street, Marion, Iowa             52302
                     --------------------------------------        --------
                    (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: (319) 447-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01  Completion of Acquisition or Disposition of Assets.

On September 2, 2009, the United States Small Business Administration, as Receiver for Berthel SBIC, LLC, provided to Berthel Growth & Income Trust I a copy of a Securities Purchase Agreement pursuant to which on July 28, 2009, Berthel SBIC, LLC concluded the sale of securities (the "Transaction") in The Schebler Co., an Illinois corporation formerly known as GMKS Acquisition Corp. (the "Company").

Pursuant to the Transaction, Berthel SBIC, LLC transferred its interest in 166,666 shares of common stock of the Company, 166,666 shares of preferred stock of the Company, and a warrant to purchase 1.666% of the issued and outstanding common stock of the Company (the "Securities"). The Securities represented all of Berthel SBIC, LLC's interest in the capital stock of the Company. As consideration for the transfer of the Securities, Berthel SBIC, LLC received the purchase price of $170,000, in cash.

The Securities were purchased by the Company, Marshall Capital Fund, L.P., X-Men, LLC, Barry Cohn, James R. Anderson, Susan Anderson, Julie Biegert, Douglas Biegert, James R. Booe, and Judy Booe (the "Purchasers").

Berthel SBIC, LLC was the holder of a promissory note delivered to it by Company (the "Promissory Note"). At the closing of the Transaction, the Company repurchased the Promissory Note from Berthel SBIC, LLC for the original principal amount of $166,661.33, plus accrued interest through May 15, 2009 of $2,787.59, plus $59.36 each day thereafter to the date of closing, paid in cash at the closing of the Transaction.

There are no material relationships, other than in respect of the Transaction, between the Purchasers and Berthel SBIC, LLC or Berthel Growth & Income Trust I or any of their affiliates, directors or officers, or any associate of any such director or officer.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 4, 2009                           Berthel Growth & Income Trust I
-----------------                           -------------------------------
(Date)                                                (Registrant)

                                            /s/  Ronald O. Brendengen
                                            -------------------------------
                                                 Ronald O. Brendengen,
                                                 Chief Financial Officer of
                                                 Berthel Fisher & Company
                                                 Planning, Inc., Trust Advisor